UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04058
The Korea Fund, Inc.
(Exact name of registrant as specified in charter)
4 Embarcadero Center, 30th Floor, San Francisco, CA 94111
(Address of principal executive offices) (Zip code)
Lawrence G Altadonna — 1345 Avenue of the Americas, New York 10105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: June 30, 2010
Date of reporting period: June 30, 2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

June 30, 2010

Annual Report
June 30, 2010

Contents
Portfolio Manager’s Report	1-4
Performance & Statistics	5
Schedule of Investments	6-8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Notes to Financial Statements	12-17
Financial Highlights	18
Report of Independent Registered Public Accounting Firm	19
Stockholder Meeting Results	20
Privacy Policy/Proxy Voting Policies & Procedures	21
Dividend Reinvestment & Cash Purchase Plan	22-23
Board of Directors	24
Fund Officers	25

(THIS PAGE INTENTIONALLY LEFT BLANK)

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2010 (unaudited)

During the past 12 months, the Korean equity market was largely driven by macro issues such as the sustainability of the global economic recovery, possible tightening measures and sovereign credit risk.

For the first half of the period, from July 2009 to December 2009, the KOSPI index continued its steep climb led by the continued macro economic recovery, better than expected corporate earnings and aggressive foreign investor buying. This contrasts with the strong market performance during the first half of 2009, which was largely driven by dissipating financial sector risks and was only partially driven by improving corporate earnings. We believe that auto and information technology companies’ growth during the second half of 2009 exceeded market expectations, highlighting the growing presence of the leading Korean companies in the global economy. In addition, the finance and construction sectors experienced a significant increase in stock market performance following a reduction in global financial sector credit risks. Meanwhile, the shipbuilding sector performed poorly due to actual and perceived order delays and cancellations related to the industry overbuilding amidst weakened long-term industry prospects. The stock market rally was further supported by aggressive buying from overseas investors after the FTSE upgraded Korea to developed market status in September. Although Dubai declared a moratorium in November, the market only witnessed a temporary one day drop before quickly resuming its ascent. All in all, the KOSPI index climbed 21.06% in KRW and 32.44% in USD terms in the second half of 2009.

However, in the latter part of the period from January 2010 to June 2010, the market experienced increased volatility due to uncertainties relating to sustainability of the steep macro economic recovery, together with investor profit-taking. In particular, the geopolitical tension between South and North Korea coinciding with the sovereign debt crisis in Southern Europe, caused investors to exit from the equity market to safe haven assets. On May 24, 2010, South Korean president Myung-Bak Lee officially condemned North Korea for its sinking of the South Korean warship, Cheon-an. In response, North Korea announced a total freeze in relations with South Korea and taking a hawkish tone, threatened potential military action. However, we believe past experience shows that North Korea generally uses military provocation as a mechanism to increase economic aid rather than escalate actual military conflict. Hence, we think the North Korean risk is manageable at the moment. During the first half of 2010, the KOSPI was largely flat, up only 0.92% in KRW terms and falling -3.83% in USD terms, due to the rather sharp KRW depreciation against the USD.

Ultimately, the KOSPI rose 22.17% in KRW terms and advanced 27.37% in USD terms for the 12 months ending June 30, 2010.

6.30.10 ï The Korea Fund, Inc. Annual Report 1

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2010 (unaudited) (continued)

The macro economy showed solid recovery for the past 12 months and Korea’s year-on-year real GDP growth rate went back into positive territory, starting in the third quarter of 2009 with a rise of 1.1%. The growth rate surged to 8.1% in the first quarter of 2010 and 7.2% during the second quarter of 2010, following the continued expansion in the export sector and recovering domestic demand. While GDP growth was largely driven by exports, we also observed an increase in domestic demand as export companies’ earnings growth translated into higher wages and job creation in Korea.

In general the KRW has continued to appreciate against the USD until recently. We believe recent currency weakness is mainly due to risk aversion created by the European debt crisis, coupled with the ongoing geopolitical tensions. While we continue to believe that the KRW will appreciate over the long-term, it is likely to remain weak until Europe shows a concrete resolution that can be enforced by EU members. In light of this situation, as South Korea is an export-driven economy, we believe the current KRW level is favorable enough to maintain the price competitiveness of Korean exporters and thus to continue to drive economic growth.

Despite GDP growth, inflation has not been a concern during the past 12 months. Consumer Price Index growth was 2.7% in May, well within the Bank of Korea’s inflation target range of 2% to 4%. Nonetheless, inflation is starting to pick up as the year progresses due to higher import prices and stronger demand. As such, the Bank of Korea raised policy rates by 25 basis points in July and we should not rule out further interest rate hikes during 2010.

Fund Performance

From July 2009 to June 2010, the total return of the Fund on an NAV basis was 31.04% (net of fees). The Fund outperformed its benchmark, KOSPI, by 367 basis points.

Performance Attribution Review & Fund Holdings Characteristics by Market Capitalization

From July 2009 to June 2010, the consumer discretionary, information technology and materials sectors outperformed the KOSPI while industrials, utilities and health care were the worst performing sectors. During the period, our stock picks worked well for the Fund’s performance. For example, two of our top three performers, Orion and Korea Plant Service & Engineering in the industrials sector, helped the Fund to advance despite an underweighting in the sector as a whole. On the other hand, the Fund’s information technology sector overweight position worked against the Fund’s performance as Hynix Semiconductor’s strong performance wasn’t enough to offset our limited exposure to LED related names.

During the fiscal year ended June 30, 2010, the Fund increased its weighting in mid and small cap stocks from 8% to 19% with a corresponding decrease in the percentage of large cap holdings from 92% of investments to 81%.

6.30.10 ï The Korea Fund, Inc. Annual Report 2

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2010 (unaudited) (continued)

Market Outlook

For the rest of 2010 and beyond, we believe normalization of macro economic growth and increasing possibilities of tightening policy could be a short-term stock market overhang. As such, we expect investors to position themselves more defensively, taking profits from cyclical technology and auto sectors to build positions in more domestic consumption related names. As we argued previously, we expect strong exporters’ earnings will increase domestic income levels via wage increases and job creation, thereby boosting domestic consumer purchasing power.

Against this backdrop, we will maintain our overweight position in consumer discretionary, mostly across the retail and duty free sub-sectors. Given the technology and automotive sectors’ strong outperformance year to date, we believe the relative performance will soften following high year-on-year comparisons, the diminishing impact of government subsidies globally and a slower-than-expected consumer spending and corporate investment trend. Thus, we will maintain underweight positions in both sectors for the time being, at least until we get better visibility over the consumption outlook, especially for the developed economies. Although the corporate investment trend has not yet been robust, we see increasing infrastructure investments, such as power plant construction by developing and Middle Eastern countries, as a long term sustainable business opportunity for Korean heavy machinery and construction companies. We will therefore try to gradually build exposure to this sector of the market. We can see a slowly improving outlook for the construction sector especially given recent restructuring measures for financially weak companies. With more valuation merit and investors’ low appetite for the sector, we believe that there could at least be some tactical investment opportunities and we will look for possibilities to increase active positions. Finally, we plan to add more weight to the consumer staples sector by seeking companies with solid overseas growth potential. Regarding utilities and telecommunications, we will remain neutral to underweight given the unchanged fundamental views.

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semi-annual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

3 The Korea Fund, Inc. Annual Report ï 6.30.10

The Korea Fund, Inc. Portfolio Manager’s Report
June 30, 2010 (unaudited) (continued)

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in Korean securities. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

6.30.10 ï The Korea Fund, Inc. Annual Report 4

The Korea Fund, Inc. Performance & Statistics
June 30, 2010 (unaudited)

Total Return(1)	1 Year	5 Year	10 Year

Market Price	26.65%	6.17%	12.83%
Net Asset Value (“NAV”)(2)	31.04%	5.35%	8.87%
KOSPI(3)	27.37%	7.34%	6.56%
MSCI Korea (Total Return)(4)	31.92%	8.95%	8.91%
MSCI Korea (Price Return)(4)	30.55%	7.58%	7.42%

Premium (Discount) to NAV:
June 30, 2000 to June 30, 2010

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$34.74

NAV	$38.54

Discount to NAV	(9.86)%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	12.5%

Orion Corp.
Food, entertainment and sports conglomerate	4.7%

Hyundai Motor Co.
Manufacturer of automobiles	4.5%

Lotte Shopping Co., Ltd.
Department store chain operator	4.4%

LG Chemical Ltd.
Manufacturer of petrochemical goods and electronic materials	3.8%

Samsung SDI Co., Ltd.
Manufacturer of digital display devices	3.4%

Shinhan Financial Group Co., Ltd.
Provides financial products and services	3.2%

Hyundai Department Store Co., Ltd.
Department store chain operator	3.1%

Hotel Shilla Co., Ltd.
Operates hotels and duty free shops	3.0%

Kolon Industries, Inc.
Holding company	2.9%

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2)	See Note 8 to the Financial Statements.

(3)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

(4)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, neither reflects any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return.

6.30.10 ï The Korea Fund, Inc. Annual Report 5

The Korea Fund, Inc. Schedule of Investments
June 30, 2010

Shares		Value
COMMON STOCK–96.4%
	Auto Components–1.5%
445,360	Halla Climate Control Corp.	$5,921,693

	Automobiles–6.6%
150,055	Hyundai Motor Co.	17,557,746
319,430	Kia Motors Corp.	8,463,729

		26,021,475

	Capital Markets–2.8%
213,610	Daewoo Securities Co., Ltd.	3,486,553
804,170	Hyundai Securities Co.	7,613,443

		11,099,996

	Chemicals–8.0%
69,578	Cheil Industries, Inc.	5,331,744
224,742	Kolon Industries, Inc. (b)	11,458,124
59,040	LG Chemical Ltd.	14,806,675

		31,596,543

	Commercial Banks–8.4%
377,881	Daegu Bank Ltd.	4,292,965
146,777	KB Financial Group, Inc.	5,626,074
1,036,583	Korea Exchange Bank	10,564,374
337,302	Shinhan Financial Group Co., Ltd.	12,415,787

		32,899,200

	Commercial Services & Supplies–2.1%
151,068	Korea Plant Service & Engineering Co., Ltd.	8,357,535

	Construction & Engineering–2.2%
186,690	Hyundai Engineering & Construction Co., Ltd.	8,583,695

	Diversified Telecommunication Services–1.9%
208,233	KT Corp.	7,689,565

	Electric Utilities–2.3%
343,710	Korea Electric Power Corp. (b)	8,869,404

	Electronic Equipment, Instruments & Components–4.2%
104,300	LG Display Co., Ltd.	3,430,419
94,350	Samsung SDI Co., Ltd.	13,204,172

		16,634,591

	Food Products–0.6%
59,474	Binggrae Co., Ltd.	2,452,421

	Hotels, Restaurants & Leisure–5.9%
574,020	Grand Korea Leisure Co., Ltd.	11,213,532
592,500	Hotel Shilla Co., Ltd.	11,890,865

		23,104,397

	Industrial Conglomerates–4.7%
61,483	Orion Corp.	18,501,775

6 The Korea Fund, Inc. Annual Report ï 6.30.10

The Korea Fund, Inc. Schedule of Investments
June 30, 2010 (continued)

Shares		Value
	Insurance–6.3%
571,360	Hyundai Marine & Fire Insurance Co., Ltd.	$11,322,457
37,254	Samsung Fire & Marine Insurance Co., Ltd.	5,913,562
91,223	Samsung Life Insurance Co., Ltd.	7,726,556

		24,962,575

	Internet & Catalog Retail–0.8%
479,463	YES24 Co., Ltd. (d)	3,084,693

	Internet Software & Services–0.5%
12,467	NHN Corp. (b)	1,854,205

	Media–1.3%
266,480	CJ CGV Co., Ltd.	5,111,738

	Metals & Mining–3.9%
28,400	Korea Zinc Co., Ltd. (d)	5,014,641
26,984	POSCO	10,224,528

		15,239,169

	Multi-line Retail–8.5%
127,472	Hyundai Department Store Co., Ltd.	12,177,467
499,400	Hyundai Greenfood Co., Ltd.	3,858,335
60,460	Lotte Shopping Co., Ltd.	17,360,866

		33,396,668

	Oil, Gas & Consumable Fuels–1.2%
149,580	GS Holdings	4,658,813

	Personal Products–0.8%
3,819	Amorepacific Corp.	3,249,156

	Pharmaceuticals–2.1%
80,815	Dong-A Pharmaceutical Co., Ltd.	8,134,640

	Semiconductors & Semiconductor Equipment–15.5%
277,498	Duksan Hi-Metal Co., Ltd. (b)(d)	4,227,471
124,529	Hynix Semiconductor, Inc. (b)(d)	2,517,112
78,247	Samsung Electronics Co., Ltd.	49,077,602
79,130	Silicon Works Co., Ltd. (b)	5,109,277

		60,931,462

	Software–1.0%
161,308	Gamevil, Inc. (b)	3,782,565

	Trading Companies & Distributors–2.4%
226,850	Samsung C&T Corp.	9,578,397

	Wireless Telecommunication Services–0.9%
27,634	SK Telecom Co., Ltd.	3,621,553

	Total Common Stock (cost–$277,830,851)	379,337,924

6.30.10 ï The Korea Fund, Inc. Annual Report 7

The Korea Fund, Inc. Schedule of Investments
June 30, 2010 (continued)

Shares		Value
SHORT-TERM INVESTMENTS–2.1%
	Collateral Invested for Securities on Loan (c)–1.9%
7,383,773	BNY Institutional Cash Reserves Fund, 0.02% (cost–$7,383,773)	$7,383,773

Principal
Amount
(000s)
	Time Deposits–0.2%
	Brown Brothers Harriman & Co.–Grand Cayman,
HKD 8	0.01%, 7/1/10	1,045
¥958	0.01%, 7/1/10	10,836
	Citibank–London,
€46	0.085%, 7/1/10	56,508
£39	0.088%, 7/1/10	58,180
$556	Wells Fargo–Grand Cayman, 0.03%, 7/1/10	556,145

	Total Time Deposits (cost–$696,114)	682,714

	Total Short–Term Investments (cost–$8,079,887)	8,066,487

	Total Investments (cost–$285,910,738) (a)–98.5%	387,404,411
	Other assets less liabilities–1.5%	5,960,456

	Net Assets–100%	$393,364,867

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $346,909,327, representing 88.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b)	Non-income producing.

(c)	Purchased with cash proceeds from securities on loan.

(d)	All or portion of security on loan with an aggregate market value of $7,163,548; cash collateral of $7,383,773 was received with which the Fund purchased short-term investments.

Glossary:
£ — British Pound
€ — Euro
HKD — Hong Kong Dollar
¥ — Japanese Yen

8 The Korea Fund, Inc. Annual Report ï 6.30.10 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Assets and Liabilities
June 30, 2010

Assets:
Investments, at value, including securities on loan of $7,163,548 (cost–$285,910,738)	$387,404,411

Foreign currency, at value (cost–$12,054,677)	11,976,845

Receivable for investments sold	4,381,412

Dividends and interest receivable (net of foreign withholding taxes)	73,275

Securities lending income receivable, including income from invested cash collateral (net of rebates)	6,126

Prepaid expenses and other assets	167,988

Total Assets	404,010,057

Liabilities:
Payable for collateral for securities on loan	7,383,773

Payable for investments purchased	1,646,112

Contingent loss for securities lending (See Note 1(h))	904,632

Investment management fees payable	241,133

Accrued expenses	469,540

Total Liabilities	10,645,190

Net Assets	$393,364,867

Net Assets:
Common Stock:
Par value ($0.01 per share, applicable to 10,205,577 shares issued and outstanding)	$102,056

Paid-in-capital in excess of par	330,696,487

Dividends in excess of net investment income	(582,448)

Accumulated net realized loss	(37,357,217)

Net unrealized appreciation of investments, foreign currency transactions and
contingent loss for securities lending	100,505,989

Net Assets	$393,364,867

Net Asset Value Per Share	$38.54

See accompanying Notes to Financial Statements ï 6.30.10 ï The Korea Fund, Inc. Annual Report 9

The Korea Fund, Inc. Statement of Operations
Year ended June 30, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $904,721)	$4,578,437

Securities lending income, including income from invested cash collateral (net of rebates)	261,890

Interest (net of foreign withholding taxes of $7,326)	48,423

Total Investment Income	4,888,750

Expenses:
Investment management fees	2,901,864

Custodian fees	458,747

Legal fees	363,029

Directors’ fees and expenses	268,994

Insurance expense	229,927

Audit and tax services	141,477

Stockholder communications	117,278

New York Stock Exchange listing fees	66,296

Accounting agent fees	55,521

Transfer agent fees	20,808

Miscellaneous	54,844

Total expenses	4,678,785

Net Investment Income	209,965

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	48,894,307

Foreign currency transactions	572,103

Net change in unrealized appreciation/depreciation of:
Investments	44,622,340

Foreign currency transactions	(28,152)

Contingent loss for securities lending	219,135

Net realized and change in unrealized gain/loss on investments, foreign currency transactions and contingent loss for securities lending	94,279,733

Net Increase in Net Assets Resulting from Investment Operations	$94,489,698

10 The Korea Fund, Inc. Annual Report ï 6.30.10 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Changes in Net Assets

	Year ended June 30,
	2010	2009
Investment Operations:
Net investment income	$209,965	$775,783

Net realized gain (loss) on investments
and foreign currency transactions	49,466,410	(91,078,283)

Net change in unrealized appreciation/depreciation of investments, foreign currency transactions and contingent loss for securities lending	44,813,323	(112,200,193)

Net increase (decrease) in net assets resulting from investment operations	94,489,698	(202,502,693)

Distributions to Stockholders from Net Realized Gains	—	(220,282,510)

Capital Stock Transactions:
Reinvestment of distributions	—	176,086,142

Cost of shares repurchased	(8,332,600)	—

Net increase (decrease) from capital stock transactions	(8,332,600)	176,086,142

Total increase (decrease) in net assets	86,157,098	(246,699,061)

Net Assets:
Beginning of year	307,207,769	553,906,830

End of year (including dividends in excess of net investment
income of $(582,448) and $(1,870,878), respectively)	$393,364,867	$307,207,769

Shares Activity:
Shares outstanding, beginning of year	10,446,041	10,446,041 *

Shares issued in reinvestments of distributions	—	— *

Shares repurchased	(240,464)	—

Shares outstanding, end of the year	10,205,577	10,446,041

*	Adjusted for 1-for-10 reverse stock split that occurred on December 22, 2008 (See Note 7 in the Notes to Financial Statements) and Fund shares issued on January 29, 2009 (See Note 8 in the Notes to Financial Statements).

See accompanying Notes to Financial Statements ï 6.30.10 ï The Korea Fund, Inc. Annual Report 11

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2010

1. Organization and Significant Accounting Policies
The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. For Korean equity securities (with rare exceptions), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•	Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized

12 The Korea Fund, Inc. Annual Report ï 6.30.10

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2010 (continued)

1. Organization and Significant Accounting Policies (continued)

the estimation of the price that would have prevailed in a liquid market for Korean common stock using information available at time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at June 30, 2010 in valuing the Fund’s assets and liabilities is listed below:

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	6/30/10

Investments in Securities — Assets
Common Stock:
Chemicals	$11,458,124	$20,138,419	—	$31,596,543
Insurance	7,726,556	17,236,019	—	24,962,575
Pharmaceuticals	8,134,640	—	—	8,134,640
Semiconductors & Semiconductor Equipment	5,109,277	55,822,185	—	60,931,462
All Other	—	253,712,704	—	253,712,704
Short-Term Investments	—	8,066,487	—	8,066,487

Total Investments	$32,428,597	$354,975,814	—	$387,404,411

There were no significant transfers into and out of Levels 1 and 2 during the year ended June 30, 2010.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are recorded on the identified cost basis. Interest income is recorded on an accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

(d) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at June 30, 2010. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea
The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital

6.30.10 ï The Korea Fund, Inc. Annual Report 13

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2010 (continued)

1. Organization and Significant Accounting Policies (continued)

gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer, however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund’s operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. Currently the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the “FSC”) before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank or 15% of the outstanding voting shares of a regional bank and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund’s holdings in SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of June 30, 2010.

(f) Dividends and Distributions
The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

(g) Foreign Currency Translation
The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At June 30, 2010, the exchange rate for Korean Won was WON 1,221.97 to U.S. $1.

(h) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is

14 The Korea Fund, Inc. Annual Report ï 6.30.10

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2010 (continued)

1. Organization and Significant Accounting Policies (continued)

invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

In connection with the Fund’s cash collateral investment in BNY Institutional Cash Reserves Fund (“CR”) at September 12, 2008, the Fund may be subject to losses on investments in certain Lehman Brothers securities held in CR.

2. Principal Risks
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is exposed to various risks such as, but not limited to, foreign currency, market price and counterparty risks.

The Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, RCM Asia Pacific Limited (the “Sub-Adviser”), an affiliate of RCM Capital Management LLC (the “Investment Manager”), seeks to minimize counterparty risk to the Fund by performing reviews of each counterparty and by minimizing concentration of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

6.30.10 ï The Korea Fund, Inc. Annual Report 15

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2010 (continued)

3. Investment Manager/Sub-Adviser/Sub-Administrator
The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the year ended June 30, 2010, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliates, the Sub-Adviser and Allianz Global Investors Fund Management LLC (the “Sub-Administrator”) to manage the Fund’s investments and provide administrative services to the Fund, respectively. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fee it receives as Investment Manager to the Sub-Adviser and Sub-Administrator in return for their services. The Investment Manager, Sub-Adviser and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

4. Investments in Securities
During the year ended June 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $330,256,179 and $341,056,976, respectively.

5. Income Tax Information
The tax character of dividends and distributions paid were:

	Year ended June 30,
	2010	2009

Ordinary Income	—	$11,412,536
Long-Term Capital Gains	—	$208,869,974

At June 30, 2010, the Fund had no distributable earnings.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses of $582,450 arising after October 31, 2009. Such losses are treaded as arising on July 1, 2010.

For the year ended June 30, 2010, permanent “book-tax” differences were primarily attributable to foreign currency transactions and net operating losses. These adjustments were to decrease dividends in excess of net investment income by $1,078,465, increase accumulated net realized loss by $712,136 and decrease paid-in-capital in excess of par by $366,329.

At June 30, 2010, the Fund had a capital loss carryforward of $37,331,804, ($32,131,717 of which will expire in 2017 and $5,200,087 of which will expire in 2018) and is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost basis of portfolio securities for federal income tax purposes is $285,936,150. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $115,888,860; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $14,420,599; and net unrealized appreciation for federal income tax purposes is $101,468,261. The difference between book and tax net unrealized appreciation is attributable to wash sales.

6. Discount Management Program
In March 2010, pursuant to the Discount Management Program previously adopted by the Fund’s Board of Directors, the Fund instituted a share repurchase program. The program allows the Fund to repurchase in the open market up to 5% of its common shares outstanding as of February 22, 2010. Fund shares are repurchased at a discount to net asset value in accordance with procedures approved by the Board of Directors and its Discount Management Committee. The share repurchase program has no time limit. For the year ended June 30, 2010, the Fund repurchased 240,464 shares of common stock on the open market at a total cost, inclusive of commissions, of $8,332,600 at a per-share weighted average discount to net asset value of approximately 10.90%. The Fund did not repurchase shares during the year ended June 30, 2009.

16 The Korea Fund, Inc. Annual Report ï 6.30.10

The Korea Fund, Inc.	Notes to Financial Statements
June 30, 2010 (continued)

7. Reverse Stock Split
On December 10, 2008, the Fund declared a reverse stock split on a 1-for-10 basis. Each Fund stockholder of record on December 22, 2008 received one share of the Fund with a net asset value of $126.18 per share for every ten shares of the Fund with a net asset value of $12.62 per share. Prior year share information in the Statement of Changes in Net Assets and all prior year per share information in the Financial Highlights were previously restated to reflect the reverse stock split. The reverse stock split had no impact on total investment return, net assets, ratios or portfolio turnover rates presented in the Financial Highlights.

8. Fund Shares Issued
On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was to be made in newly issued fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash to be distributed was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. Prior year share information in the Statement of Changes in Net Assets and all prior year per share information in the Financial Highlights were previously restated to reflect the Fund shares issued. The Fund shares issued had no impact on total investment return, net assets, ratios or portfolio turnover presented in the Financial Highlights. Net asset value total return for periods that include December 2008 and January 2009 has been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s net asset value at the close of business on the Pricing Date. In addition, the Fund adjusted its net asset value on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).

9. Fund Ownership
At June 30, 2010, the City of London Investment Group PLC and Lazard Asset Management LLC held approximately 26% and 10%, respectively, of the Fund’s outstanding shares.

10. Legal Proceedings
The disclosure below relates to the Sub-Administrator, certain of its affiliates and their employees. The Investment Manager, the Sub-Adviser and the Sub-Administrator believe that these matters are not likely to have a material adverse effect on the Fund or their ability to perform their respective investment advisory and administration activities relating to the Fund.

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange omission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Sub-Administrator serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Sub-Administrator and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Sub-Administrator and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits Concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

6.30.10 ï The Korea Fund, Inc. Annual Report 17

The Korea Fund, Inc. Financial Highlights
For a share of stock outstanding throughout each year:

	Year ended June 30,
	2010	2009		2008*	2007*	2006*
Net asset value, beginning of year	$29.41	$53.03		$99.38	$90.73	$67.93

Investment Operations:
Net investment income	0.02	0.07	(1)	0.26 (1)	0.89 (1)	0.77 (1)

Net realized and change in unrealized gain/loss on investments, contingent loss for securities lending, redemptions-in-kind, investments in Affiliates and foreign currency transactions	9.01	(19.47)		(5.11)	24.19	23.09

Total from investment operations	9.03	(19.40)		(4.85)	25.08	23.86

Dividends and Distributions to Stockholders from:
Net investment income	—	—		(0.40)	(1.05)	(1.17)

Net realized gains	—	(21.08)		(40.24)	(15.57)	(0.82)

Total dividends and distributions to stockholders	—	(21.08)		(40.64)	(16.62)	(1.99)

Capital Stock Transactions:
Accretion (dilution) to net asset value resulting from share repurchases, shares tendered and reinvestment of distributions for shares at value	0.10	16.86		(0.86)	0.19	0.93

Net asset value, end of year	$38.54	$29.41		$53.03	$99.38	$90.73

Market price, end of year	$34.74	$27.43		$49.89	$92.42	$84.81

Total Investment Return: (2)
Net asset value	31.04%	(35.13	)% (3)	(14.69)%	31.08%	36.50%

Market price	26.65%	(34.43)%		(9.61)%	32.39%	35.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$393,365	$307,208		$553,907	$1,033,216	$1,048,087

Ratio of expenses to average net assets	1.19%	1.43%		1.06%	0.96%	0.89%

Ratio of net investment income to average net assets	0.05%	0.23%		0.31%	0.99%	0.90%

Portfolio turnover	89%	80%		38%	50%	9%

*	Adjusted for 1-for-10 reverse stock split that occurred on December 22, 2008 (See Note 7 in the Notes to Financial Statements) and Fund shares issued on January 29, 2009 (See Note 8 in the Notes to Financial Statements).
(1)	Calculated on average shares outstanding.

(2)	Total investment return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total investment return does not reflect broker commissions in connection with the purchases or sales of Fund shares.

(3)	See Note 8 to the Financial Statements.

18 The Korea Fund, Inc. Annual Report ï 6.30.10 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
The Korea Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

6.30.10 ï The Korea Fund, Inc. Annual Report 19

The Korea Fund, Inc. Stockholder Meeting Results (unaudited)

Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 28, 2009. Stockholders voted as indicated below:

	Affirmative	Against	Withheld

Election of Ronaldo A. da Frota Nogueira–Class III to serve until 2012	7,253,779	237,532	115,319
Election of Richard A. Silver–Class III to serve until 2012	4,735,717	229,526	2,641,387

Messrs. Julian Reid, Christopher Russell and Kesop Yun continue to serve as Directors of the Fund.

At the annual stockholders meeting, the Board of Directors also solicited the views of the stockholders regarding whether the Fund should continue in its current form. The results of the stockholder polling, as shown below, were non-binding.

Affirmative	Against	Abstain

1,760,976	2,613,763	44,452

20 The Korea Fund, Inc. Annual Report ï 6.30.10

The Korea Fund, Inc.	Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:
Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure stockholders’ privacy, we have developed policies designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information
In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial service providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing agreements with them and other financial companies. We also may retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder’s has chosen to invest. In addition, we may disclose information about a stockholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in one of the Funds or in other investment programs, a stockholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard stockholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records
We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a stockholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:
A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

6.30.10 ï The Korea Fund, Inc. Annual Report 21

The Korea Fund, Inc.	Dividend Reinvestment & Cash Purchase Plan (unaudited)

The Plan
The Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through BNY Mellon (the “Plan Agent”). The Plan Agent also provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Plan Agent at (800) 254-5197.

Automatic Participation
Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent.

Shares Held by a Nominee
If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions
If the market price per share on the payment date for the dividend or distribution (the “Valuation Date”) equals or exceeds net asset value per share on that date, the Fund will issue (i) shares of the Fund’s common stock that are issued but not outstanding (“Treasury Stock”) to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the Fund’s common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant’s pro rata share of brokerage commissions) to buy Fund shares in the open market for the participants’ account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ account on, or shortly after, the payment date.

Voluntary Cash Purchases
Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts
The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

22 The Korea Fund, Inc. Annual Report ï 6.30.10

The Korea Fund, Inc. Dividend Reinvestment & Cash Purchase Plan (unaudited) (continued)

No Service Fee to Reinvest
There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent’s fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases
With respect to purchases of Fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination
The Fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days’ written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

6.30.10 ï The Korea Fund, Inc. Annual Report 23

The Korea Fund, Inc. Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Director; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 555 Mission Street, San Francisco, CA 94105.

Julian Reid Date of Birth: 7/8/44 Chairman of the Board of Directors since: 2005 Director since: 2004 Director of 1 fund in Fund Complex Director of 2 funds outside of Fund Complex	Director and Chairman of 3a Funds Group (since 1998); Director of the Saffron Fund, Inc.; Director of JF China Region Fund, Inc. (since 1997); Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); and Director of ASA Ltd. (since 2008); formerly, Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006) (residential property owner/ manager).

Ronaldo A. da Frota Nogueira Date of Birth: 7/31/38 Director since: 2000 Director of 1 fund in Fund Complex; Director of no funds outside of Fund Complex	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher). Formerly, Chairman, Sovereign High Yield Investment Company Ltd.; Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts) (until 2009); Member, Board of the Association of Certified International Investment Analysts (ACIIA) (until 2009); Director of The Brazil Fund, Inc. (1987-2006); Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (1992-2005).

Christopher Russell Date of Birth: 1/8/49 Director since: 2004 Director of 1 fund in Fund Complex Director of no funds outside of Fund Complex	Director of Enhanced Index Funds pcc (since 2002); Director of JP Morgan Japan Smaller Companies Investment Trust plc (since 2006); Director of Hanseatic Asset Management LBG (asset management company) (since 2008); Director of The Association of Investment Companies Ltd (trade body representing UK investment companies) (since 2009); Director of Schroders (C.I.) Ltd. (private bank) (since 2009); Director of Castle Asia Alternative pcc Ltd (fund of Asian hedge funds) (since 2009); Director of F&C Commercial Property Trust Ltd., (UK commercial property investment co.) (since 2009); Director of HSBC Infrastructure Company Ltd. (fund of infrastructure investments) (since 2010); Director of Salters’ Management Company (charitable endowment) (since 2003); Associate of Gavekal Research (since 2001). Formerly, Director of Candover Investments plc (private equity) (since 2004-2010).

Richard A. Silver Date of Birth: 1/10/47 Director since: 2006 Director of 1 fund in Fund Complex Director of no funds outside of Fund complex	Retired. Formerly, Executive Vice President, Fidelity Investments (2000-2005).

Kesop Yun Date of Birth: 5/20/45 Director since: 1999 and (1984-1988) Director of 1 fund in Fund Complex Director of no funds outside of Fund complex	Professor, College of Business Administration, Seoul National University, Seoul, Korea. Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (2001-2005).

The Fund holds annual stockholder meetings for the purpose of electing Directors, and Directors are elected for fixed terms. The Board of Directors is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Director’s term of office expires on the date of the third annual meeting following election to office of the Director’s class. Each Director will serve until next elected or his or her earlier death, resignation, retirement or removal or if not reelected, until his or her successor is elected and has qualified.

Further information about certain of the Fund’s Directors is available in the Fund’s Statements of Additional Information, dated March 31, 1997, which can be obtained upon request, without charge, by calling the Fund’s stockholder servicing agent at (800) 254-5197. However, this information is as of March 31, 1997 and has not been updated.

24 The Korea Fund, Inc. Annual Report ï 6.30.10

The Korea Fund, Inc. Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Robert Goldstein Date of Birth: 2/8/63 President & Chief Executive Officer since: 2007	Managing Director and Chief Executive Officer of RCM Capital Management LLC.

Brian S. Shlissel Date of Birth: 11/14/64 Treasurer, Principal Financial & Accounting Officer since: 2007	Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 52 funds in the Allianz Global Investors Fund Complex. Formerly, Director of Premier VIT.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2007	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 81 funds in the Allianz Global Investors Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of Premier VIT.

Lawrence G. Altadonna Date of Birth: 3/10/66 Assistant Treasurer since: 2007	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 52 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of Premier VIT.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Tax Manager, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 81 funds in the Allianz Global Investors Funds Complex. Formerly, Assistant Treasurer of Premier VIT. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007	Senior Vice President Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Allianz Global Investors Fund Complex. Formerly, Chief Compliance Officer of Premier VIT.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Assistant Secretary of 81 funds in the Allianz Global Investors Fund Complex. Formerly, Assistant Secretary of Premier VIT.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

6.30.10 ï The Korea Fund, Inc. Annual Report 25

Directors	Fund Officers
Julian Reid	Robert Goldstein
Chairman of the Board of Directors	President & Chief Executive Officer
Ronaldo A. da Frota Nogueira	Brian S. Shlissel
Christopher Russell	Treasurer, Principal Financial & Accounting Officer
Richard A. Silver	Thomas J. Fuccillo
Kesop Yun	Secretary & Chief Legal Officer
Lawrence G. Altadonna
Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator
RCM Capital Management LLC
555 Mission Street, Suite 1700
San Francisco, CA 94105

Sub-Adviser
RCM Asia Pacific Limited
21/F, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

Sub-Administrator
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut, Suite 1300
Kansas City, MO 64106

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612AR_063010

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.
(b)	The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.
(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Richard A. Silver and Mr. Kesop Yun, members of the Board’s Audit Committee, are each designated an “audit committee financial expert,” and that each is “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $93,151 in 2009 and $94,000 in 2010.
b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2009 and $0 in 2010. These services consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.
c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $25,500 in 2009 and $18,850 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.
d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.
e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.
The Korea Fund, Inc. (the “Fund”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND
On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible
PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to RCM Capital Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the

Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $5,239,150 and the 2010 Reporting Period was $2,839,299.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Ronaldo A. da Frota Nogueira, Christopher Russell, Richard A. Silver and Kesop Yun.
ITEM 6. SCHEDULE OF INVESTMENTS
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
THE KOREA FUND, INC. (THE “FUND”)
PROXY VOTING POLICY
1.	It is the policy of the Fund that proxies should be voted in the interest of the shareholders as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders; including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to RCM Capital Management LLC (“RCM”), which in turn, delegates such responsibility to RCM Asia Pacific Limited (“RCM AP”), the sub-adviser for the Fund. The Proxy Voting Policy Summary for RCM is attached as Appendix A hereto. A summary of the detailed proxy voting policy for RCM AP is set forth in Appendix B attached hereto, which may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	RCM and RCM AP shall vote proxies in accordance with proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	RCM and RCM AP shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Fund promptly after the adoption or amendment of any such policies.

5.	RCM and RCM AP shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy statement (including Appendix B), the Proxy Voting Policy Summary of RCM, and a summary of the detailed proxy voting policy of RCM AP shall: (i) be made available without charge, upon request, by calling 1-800-331-1710; and (ii) on the Fund’s website at www.thekoreafund.com. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of RCM and a summary of the detailed proxy voting policy of RCM AP shall also be included in the Fund’s Registration Statement or Form N-CSR filings.

Appendix A
RCM CAPITAL MANAGEMENT LLC (“RCM”)
PROXY VOTING POLICY SUMMARY
1.	It is the policy of RCM that proxies should be voted in the interest of the shareholders of the fund, as determined by those who are in the best position to make this determination. RCM believes that the firms and/or persons purchasing and selling securities for the fund and analyzing the performance of the fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, RCM’s policy shall be to delegate proxy voting responsibility to those entities with direct portfolio management responsibility for the fund.

2.	RCM delegates the responsibility for voting proxies to the sub-adviser, RCM AP, for the fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with its proxy voting policy and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	RCM and the sub-adviser of the fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the fund’s board or chief compliance officer.

A-1

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for the sub-adviser, RCM AP, shall be available (i) without charge, upon request, by calling 1-800-331-1710 and (ii) at www.thekoreafund.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summary of the detailed proxy voting policies of the sub-adviser and each other entity with proxy voting authority for a fund advised by RCM shall also be included in the Registration Statement or Form N-CSR filings for the fund.

A-2

Appendix B
RCM ASIA PACIFIC LIMITED
DESCRIPTION OF PROXY POLICY VOTING PROCEDURES
Policy Statement
This Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of RCM AP clients. Each proxy is voted on an individual basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. RCM AP, as part of its authority to manage, acquire, and dispose of account assets (unless the client explicitly reserves that authority for itself or certain national laws provide otherwise) has further delegated its fiduciary duty to vote proxies stemming from shareholdings in US registered mutual funds (the “clients”) to one or more of the following committees:
•	the RCM SF Proxy Voting Committee

•	the RCM UK Proxy Voting Committee

•	the dit Proxy Voting Committee

•	the RCM AP Proxy Voting Committee
RCM AP has ascertained that each Proxy Voting Committee acts in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
RCM AP, and thus each Proxy Voting Committee may abstain from voting a client proxy under the following circumstances and certain other circumstances as described in the procedures, for example in cases:
•	When the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process; or

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical.

•	If a conflict of interest arises, votes are only cast in the best interest of the client, regardless of the situation.
Procedures
As RCM AP has outsourced the proxy voting to a third party service provider, the following describes the standards and procedures applied in the proxy voting process.
The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee (which may consist of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel). The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by Institutional Shareholder Services, Inc. (ISS), and other relevant material, and makes a vote decision in accordance with the local Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.
A third-party proxy voting service, ISS is retained to assist in processing proxy votes in accordance with vote decisions. ISS is responsible for notifying all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by the Proxy Voting Committees to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. Each Proxy Voting Committee keeps proxy materials used in the vote process on site for at least one year. Thereafter, Proxy Voting Committee materials will be kept in accordance with documentation retention policy.
Each Proxy Committee shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the proxy committee may refrain from voting a proxy on behalf of the clients’ accounts.
In addition, RCM AP may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM AP’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
Resolving Conflicts of Interest
RCM AP and each voting affiliate may have conflicts that can affect how it votes its clients’ proxies. For example, one entity may manage a pension plan whose management is sponsoring a proxy proposal. That entity may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations.

Accordingly, they may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, no vote cast for one client’s account may be voted by, designed to benefit or accommodate any other client.
In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, each Proxy Committee shall be responsible for addressing how their entities resolve such material conflicts of interest with its clients and have it documented to maintain an accurate audit trail.
ITEM 8 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a) (1)
As of August 31, 2010, the following individuals have primary responsibility for the day-to-day management of The Korea Fund, Inc. (the “Fund”):
Sang Won Kim
Portfolio Manager
Mr. Kim was the co-portfolio manager of the Fund with Mr. Raymond Chan since 2007 and became the lead portfolio manager since 2008. Mr. Kim was previously an Investment Analyst in the Asia ex Japan Equity Research team of Schroder Investment Management before relocating to Hong Kong from Seoul. Prior to joining the Group, he spent two years with Samsung Securities as an Equity Research Analyst covering Korean non-life insurers and securities brokers. Overall, Mr. Kim has over ten years working experience in researching and analyzing companies in South Korea.
He holds an MBA in Finance and Accounting from the Kellogg School of Management of Northwestern University and obtained his Bachelor’s degree in Business Administration from Yonsei University.
Raymond Chan, CFA
Chief Investment Officer, Asia Pacific
Mr. Chan is a CFA charterholder and is Chief Investment Officer of RCM Asia Pacific. He is also the Chairman of the Global Balanced Investment Committee in Hong Kong. He has over 19 years of investment experience, with a focus on equity markets in South Korea, Hong Kong, China and Taiwan. Prior to joining RCM, Mr. Chan was an Associate Director with Barclays Global Investors in Hong Kong and Head of the firm’s Greater China team, managing single-country and regional portfolios. Mr. Chan holds an M.A. in Finance and Investment from the University of Exeter and a B.A. (Hons) in Economics from the University of Durham, U.K.
(a) (2)
The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of June 30, 2010. The advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Sang Won Kim		0	0	2	156	0	0
Raymond Chan		0	0	2	220	3	764
Although the RCM Asia Pacific Limited (“RCM AP”) Code of Ethics does not address every possible circumstance that could give rise to a conflict of interest, a potential conflict of interest, or an appearance of impropriety, it provides guidance with respect to many common types of situations. Whether or not a specific provision of the Code applies, RCM AP requires that each employee conducts his or her activities in accordance with the general principles embodied in the Code of Ethics, and in a manner that is designed to avoid any actual or potential conflict of interest or any abuse of an individual’s position of trust and responsibility. Technical compliance with the procedures incorporated in the Code of Ethics will not insulate actions that contravene an employee’s duties to RCM AP and its clients from scrutiny. RCM AP instructs each employee to consider whether a particular action might give rise to an appearance of impropriety, even if the action itself is consistent with the employee’s duties to RCM AP and its clients and to always be alert for potential conflicts of interest.
Conflicts of Interest:
i) Basis of sharing expenses among clients. RCM and RCM AP charges competitive rates for managing our clients’ assets. Fees vary depending on the particular types of portfolios managed, clients, and respective size of the client’s portfolios under our management. In this regard, providing services to some types of portfolios and clients require additional resources, and RCM and RCM AP’s fee structure is designed, in part, to address these differences. RCM and RCM AP utilizes the revenue received from the fees it’s clients pay to support the investment, research, operations, and business requirements needed to provide its clients with the overall results that they expect.
ii) Possible advantages, including economies of scale, and disadvantages in having a manger that has other clients. RCM and RCM AP generally realizes economies of scale with every new account managed. This allows us to manage assets charging competitive management fees. Having many clients with a wide variety of mandates offered to them also helps to ensure RCM and RCM AP’s viability as a business and thus significantly contributes to our ability to attract and retain top quality investment professionals. There are few if any real disadvantages of RCM and RCM AP having a broad client base. For example, while the aggregation of our clients’ trades may result in any one of our client’s orders taking longer to execute, we believe that over time the aggregation of orders enhances the quality of our clients’ executions, and lowers the brokerage commissions charged to them.

iii) RCM’s own investment and possible conflicts of interest: Like other advisers RCM and RCMAP face certain potential conflicts of interest in connection with managing accounts with different fee structures and accounts where RCM and RCM AP, or its employees’, money has been invested. More specifically, the management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. In addition, RCM has invested seed capital in several portfolios managed by RCM and RCM’s employees have invested in certain portfolios also managed by the firm. The same incentive to favor accounts that pay potentially higher fees exists with these accounts where RCM provides seed capital or RCM’s employees have direct investment. The potential conflicts of interest that arise out of these arrangements include, among others:
1.	The most attractive investments could be allocated to higher-fee accounts or accounts with RCM, RCM AP or employee money invested in it.

2.	The trading of higher-fee accounts or accounts with RCM, RCM AP or employee money could be favored as to timing and/or execution price. For example, such accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

3.	The investment management team could focus their time and efforts primarily on higher-fee accounts or accounts with RCM, RCM AP or employee money due to a personal stake in compensation.
RCM and RCM AP have adopted compliance policies and procedures that address these potential conflicts of interest. These policies and procedures are designed so that over time, subject to individual client guidelines or trade restrictions, all accounts are treated fairly and equitably. These procedures include, but are not limited to, RCM and RCM AP’s trade aggregation and allocation procedures, IPO allocation procedures, code of ethics and gifts and entertainment policies.
(a) (3)
As of June 30, 2010, the following explains the compensation structure of the individuals that have the primary responsibility for day-to-day portfolio management of the Fund:
RCM maintains a compensation system that is designed to create alignment between our clients’ interests and those of our professionals:
•	aligning superior investment results with the way our investment professionals are rewarded

•	aligning superior service with the way our client relations professionals are rewarded

•	aligning superior operational performance with the way our business professionals are rewarded
In addition, our compensation system is designed such that it supports our corporate values and culture; while we acknowledge the importance of financial incentives and we seek to pay top quartile for top quartile performance, we also believe that compensation is only one of a number of critically important elements to allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.
The primary components of our compensation system are base salary, an annual cash incentive payment (bonus), and a Long Term Incentive Plan Award (LTIPA). We strive to provide our people with a competitive overall package in which we conduct ongoing research to ensure each component as well as total compensation is ahead of, or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of our business medium term.
Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component often even capped at certain levels and only adjusted every few years.
Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage. Analysts at RCM have their quantitative goals aligned with the universe of stocks they cover using Starmine as the measurement tool and where they are managing sector portfolios they will have a piece of their metric structured the same way as is the case with portfolio managers. Finally, for traders, their quantitative metric is structured around the quality of execution again using external benchmarking. Our regional CIOs as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.
The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between our clients, senior professionals as well as our corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM as well as Allianz Global Investors, our parent. LTIPA is awarded annually — for senior professionals it typically amounts to between 20-30 percent of total compensation — and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows to emphasize the longer term nature of many of the projects critical for us to deliver for clients on a sustainable basis.
The compensation schedule has not changed over the past 12 months.
(a) (4)
The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of June 30, 2010.

The Korea Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Sang Won Kim	None
Raymond Chan	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

		AVERAGE	TOTAL NUMBER	MAXIMUM NUMBER OF
	TOTAL	PRICE	OF SHARES PURCHASED	SHARES THAT MAY YET BE
	NUMBER	PAID	AS PART OF PUBLICLY	PURCHASED UNDER THE
	OF SHARES	PER	ANNOUNCED PLANS OR	PLANS
PERIOD	PURCHASED	SHARE	PROGRAMS	OR PROGRAMS
July 2009	N/A	N/A	N/A	N/A
August 2009	N/A	N/A	N/A	N/A
September 2009	N/A	N/A	N/A	N/A
October 2009	N/A	N/A	N/A	N/A
November 2009	N/A	N/A	N/A	N/A
December 2009	N/A	N/A	N/A	N/A
January 2010	N/A	N/A	N/A	N/A
February 2010	N/A	N/A	N/A	N/A
March 2010	N/A	35.10	13,200	N/A
April 2010	N/A	N/A	N/A	N/A
May 2010	N/A	34.96	98,689	N/A
June 2010	N/A	34.36	128,575	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Korea Fund, Inc.

By	/s/ Robert Goldstein
President and Chief Executive Officer
Date:	August 31, 2010

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer
Date:	August 31, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert Goldstein
President and Chief Executive Officer
Date:	August 31, 2010

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer
Date:	August 31, 2010